[COVER]

STATE STREET RESEARCH

INTERNATIONAL EQUITY FUND

ANNUAL REPORT
October 31, 1997

WHAT'S INSIDE

From the Chairman
An exciting
year for investors

Portfolio Manager's Review
Mixed reviews for foreign markets

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

       DALBAR KEY HONORS
         COMMITMENT TO:
           INVESTORS
              1996


         For Excellence
               in
      Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[PHOTO OF RALPH F. VERNI]


Dear Shareholder:
In the past 12 months, U.S. stock and bond investors have reaped the rewards of a very favorable financial environment. However, international investments have not kept up. Most major foreign markets have lagged the U.S., and returns have been offset by a strong dollar. In the final month of the period, Southeast Asian markets fell sharply, introducing volatility into markets around the world. For the year, the Morgan Stanley Capital International EAFE (Europe, Australia, and Far East) Index rose 4.63%(1) compared to the S&P 500, which gained 32.10%.(1)

However, we continue to believe that international investing should be a part of any long-term strategy. History shows that market leadership has rotated over time. By keeping some of your assets invested in international markets, you are positioned to take advantage of potential international growth.

Stocks
The stock markets of Western Europe delivered respectable gains during the 12-month period, and several peripheral markets, such as Switzerland, Greece and Portugal, were strong. There is growing evidence that economies are picking up momentum. Exports have been up, and companies are spending on technology and plant improvements. Restructuring, especially among established companies, is underway and the payoff may be felt for years to come. Many smaller economies have benefited from declining short-term interest rates, the result of moves toward a common currency.

In Japan and Southeast Asia, growth slowed sharply at the end of the period. Currency woes, which began last summer, brought stock markets down in Southeast Asia, and in Japan, by virtue of its dependence on Southeast Asia for exports. The near term outlook for the area remains uncertain. However, emerging markets offer long-term potential for investors who can ride out the periods of inevitable volatility.

Bonds
Foreign bonds underperformed stocks in almost all major markets, and a strong dollar worked against U.S. investors. However, with economic improvement underway in many parts of the world, there are renewed prospects for declining interest rates and the potential for a stronger bond market in the period ahead.

What's Ahead
The environment for financial assets outside the U.S. remains volatile. And while it's impossible to predict the extent of the turmoil in Southeast Asian and Japanese markets, prospects for long-term economic growth in emerging markets--and corporate restructuring in Europe--make us believe that American investors who ride out the downturns stand to benefit once stability returns.

We believe that there are certain basic principles that can help investors achieve their long-term goals: Think long term. Maintain a diversified portfolio. Discipline yourself to stay with your investment program. If you have questions or concerns about your investments, review them with your investment professional. Thank you for investing with State Street Research.


Sincerely,





/s/ Ralph F. Verni
------------------
Ralph Verni
Chairman

October 31, 1997

(1)The Standard & Poor's 500 Composite Index (S&P 500) is a market-value weighted index composed of 500 widely held common stocks. Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly used measure of international stock market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+1.33% for Class B shares; +1.44% for Class C shares; +2.37% for Class S shares.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance for a class includes periods prior to the adoption of class designations. Performance prior to March 1, 1994, does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "C" shares, which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(4)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable.

(5)Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended October 31, 1997, except where noted)
--------------------------------------------------------------------------------


Total value of $10,000 invested on January 22, 1992(4)
(Class A shares, at maximum applicable sales charge)

[MOUNTAIN CHART]

1/22/92    9550
  10/92    8389
  10/93   12430
  10/94   15213
  10/95   13635
  10/96   13460
  10/97   13752


SEC Average Annual Compound Rates
of Return for periods ended 9/30/97
(at maximum applicable sales charge)(3),(4),(5)
--------------------------------------------------
             Life of Fund
            (since 1/22/92)     5 Years     1 Year
            -----------------   ---------   ------
Class A         +7.28%          +10.24%     +3.83%
---------        -----          ------      -----
Class B         +7.65%          +10.41%     +3.03%
---------        -----          ------      -----
Class C         +7.65%          +10.68%     +7.03%
---------        -----          ------      -----
Class S         +8.35%          +11.50%     +9.08%
--------------------------------------------------


SEC Average Annual Compound Rates
of Return
(at maximum applicable sales charge)(3),(4),(5)
--------------------------------------------------

           Life of Fund
          (since 1/22/92)   5 Years       1 Year
          ----------------- ---------   -----------
Class A       +5.67%        + 9.38%        -2.43%
---------      -----        ------         -----
Class B       +6.00%        + 9.50%        -3.67%
---------      -----        ------         -----
Class C       +6.00%        + 9.78%        +0.44%
---------      -----        ------         -----
Class S       +6.68%        +10.60%        +2.37%
--------------------------------------------------

Performance results for the Fund are increased by the voluntary reduction of fees and expenses. Without subsidization, performance would have been lower.

PORTFOLIO MANAGER'S REVIEW

Mixed Reviews for Foreign Markets

[PHOTO OF IAN VOSE]

    Ian Vose
Portfolio Manager

International Equity Fund is managed by GFM International Investors Limited, a London-based money manager and subsidiary of State Street Research. We discussed the portfolio's recent performance and the outlook for the period ahead with Ian Vose, Chief Investment Officer of GFM.

Q: How did the international markets perform last year?
A: In general, most foreign stock markets continued to lag the U.S. S&P 500, which rose 32.10%(1) for the year. Continental Europe had several bright spots and Japan disappointed investors once again with its inability to stimulate and maintain an economic recovery. And in the final month of the period, Southeast Asian stock markets turned from hot to cold as currency troubles and overheated growth took their revenge. Returns were also hurt by a rising dollar.

Q: How did the Fund perform in that environment?
A: It was a challenging year for the Fund. Class A shares gained 2.17% [without sales charge](2) for the 12 months ended October 31, 1997. That was less than the Morgan Stanley Capital International EAFE Index, a broad measure of foreign stock market performance, which rose 4.63%(1). It also lagged the average international fund, which gained 10.39% for the year, according to Lipper Analytical Services.

Q: What accounted for the Fund's underperformance?
A: Several factors worked against the Fund. Sector selection in Europe, for example, was a negative. The portfolio was overweighted in materials stocks (steel and chemicals), which were hurt by rising interest rates late in the period; and it was underweighted in consumer goods stocks, which were one of the stronger performers.

The Fund was underweighted in Japanese stocks, which was, for the most part, a good call; Japan has had another difficult year. However, October was a good month for Japanese stocks, and our underrepresentation there hurt performance.

Finally, the Fund's exposure to emerging markets, which are not part of the benchmark EAFE Index, was a significant drag on performance in light of the downturn in Southeast Asia.

Q: Has the move toward a single currency in Europe had an effect on stock markets there?
A: As currencies have started to converge, interest rates have declined, especially in the peripheral markets of Spain, Italy and Portugal. Falling rates have been a huge positive for their economies, and stronger economies have helped their stock markets. The Fund has raised its exposure to take advantage of the situation.

Q: Do the Southeast Asian markets offer attractive values for investors now that they have come down?
A: Although we believe currencies have probably fallen to appropriate levels, we're still not comfortable with these markets. The property markets are seriously over-leveraged, and we expect to see a host of bankruptcies before these markets begin to bounce back. What's more, there could be other victims. Both Malaysia and Indonesia remain vulnerable. Demand for consumer goods is likely to fall drastically, and that could hurt Japan, which depends on Southeast Asia as an export market.

Q: Does that mean that you will continue to keep the Fund underexposed to Japan?
A: Yes. We're still sitting back from Japan. The Fund's weighting in Japanese stocks is about half the Index weighting. We're also limiting the Fund's exposure in Southeast Asia to Singapore and Hong Kong, which could benefit from the turmoil in the region.

Q: How is the Fund positioned for the period ahead?
A: In Europe, we're focused on the peripheral markets of Austria, Italy, Spain, Sweden and Portugal. Portugal has made the transition from emerging to developed market as indicated by its recent inclusion in the index. We've also raised our exposure to the United Kingdom, where the Labour party's positive view of Continental Europe could lead to further convergence of interest rates, which would support the U.K. bond market and, by extension, the equity markets. Finally, we've eliminated our investment in European materials stocks, because we believe these sectors could continue to suffer as a result of reduced demand from Southeast Asia going forward.

October 31, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Comparison to EAFE Index
(by percentage of net assets)
-----------------------------------------------
                        International
                         Equity Fund     EAFE
                       --------------   -------
Continental Europe           45%          42%
--------------------         --           --
UK                           20%          21%
--------------------         --           --
Japan                        17%          29%
--------------------         --           --
Other Far East                7%           8%
--------------------         --           --
Cash                          6%           0%
--------------------         --           --
Non-EAFE                      5%           0%
-----------------------------------------------

5 Largest Country Positions
(by percentage of net assets)


[BAR CHART HERE]

United Kingdom                  20.1%
Japan                           16.5%
Germany                          9.2%
France                           8.6%
Switzerland                      5.7%

Total: 60.1%


Top 10 Portfolio Holdings
(by percentage of net assets)

1   British Petroleum United Kingdom         2.1%
2   Glaxo Wellcome United Kingdom            1.8%
3   BAT Industries United Kingdom            1.6%
4   Novartis Switzerland                     1.6%
5   Unilever United Kingdom                  1.6%
6   Nintendo Japan                           1.5%
7   Allianz Holding Germany                  1.4%
8   Royal Dutch Petroleum Netherlands        1.4%
9   Roche Holding Switzerland                1.3%
10  Lloyds TSB Group United Kingdom          1.3%

These securities represent an aggregate of 15.6% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1997

--------------------------------------------------------------------
                                                             Value
                                               Shares       (Note 1)
--------------------------------------------------------------------
COMMON STOCKS 93.4%

Australia 4.5%
Australia & New Zealand Banking Group Ltd.      70,000   $   488,337
Australia National Industries ...............  236,000       237,333
Comalco Ltd.   ..............................   77,000       315,154
GIO Australia Holdings Ltd.   ...............  100,000       255,983
National Australia Bank .....................   13,000       177,817
News Corp. Ltd. ADR  ........................   75,000       359,185
North Ltd.  .................................   47,150       123,614
Savage Resources  ...........................  313,500       180,784
Westpac Banking Ltd. ........................   79,300       461,757
WMC Ltd. ....................................   57,700       204,917
                                                         -----------
                                                           2,804,881
                                                         -----------
Austria 1.6%
Bohler Uddeholm AG   ........................    2,494       178,826
EVN Energie-Versorgung AG  ..................    1,642       190,542
VA Stahl AG .................................    6,062       262,294
Z Laenderbank Bank Austria AG ...............    7,764       364,732
                                                         -----------
                                                             996,394
                                                         -----------
Belgium 1.6%
GPE Bruxelles  ..............................    1,771       274,303
Petrofina SA   ..............................    1,375       506,284
Union Miniere SA  ...........................    2,990       218,924
                                                         -----------
                                                             999,511
                                                         -----------
Bermuda 0.1%
Isleinvest Ltd.*+ ...........................   95,821        67,990
                                                         -----------
Canada 0.7%
Advanced Material Resources Ltd.*   .........  133,000       212,332
Kemgas Ltd.*   ..............................  200,000       234,150
                                                         -----------
                                                             446,482
                                                         -----------
Denmark 0.3%
Unidanmark SA Cl. A  ........................    2,800       189,259
                                                         -----------
France 8.6%
Alcatel Alsthom   ...........................    4,339       523,546
Cap Gemini  .................................    4,624       367,146
Cie de Michelin Cl. B   .....................    5,335       273,675
Cie de St. Gobain ...........................    2,367       339,770
Credit Commerce France  .....................    5,917       335,227
Eaux Cie Generale ...........................    3,141       366,470
Elf Aquitaine SA  ...........................    4,438       549,340
L'Air Liquide  ..............................    1,040       161,366
Lafarge  ....................................    5,917       369,694
Pechiney International NV  ..................    7,340       301,833
Rhone-Poulenc SA  ...........................    5,440       237,188
Sanofi SA   .................................    3,800       361,011

--------------------------------------------------------------------
                                                             Value
                                               Shares       (Note 1)
--------------------------------------------------------------------
France (cont'd)
Schneider SA   ..............................    5,750   $   307,026
Total SA Cl. B ..............................    4,298       476,873
Valeo SA ....................................    5,083       338,999
                                                         -----------
                                                           5,309,164
                                                         -----------
Germany 9.2%
Allianz AG Holding   ........................    3,982       887,045
Bankgesellschaft Berlin AG ..................   14,394       354,882
BASF AG  ....................................   12,601       427,636
Commerzbank AG ..............................   10,966       372,149
Daimler-Benz AG   ...........................    3,758       251,798
Deutsche Bank AG  ...........................    3,674       240,415
Deutsche Pfandbrief  ........................    5,116       288,773
Deutsche Telekom AG  ........................   11,585       217,076
Dresdner Bank AG  ...........................    3,976       162,610
Lufthansa AG   ..............................   12,881       224,920
MAN AG   ....................................      688       207,142
Metallgesellschaft AG   .....................   10,746       213,823
RWE AG   ....................................    7,174       311,298
SGL Carbon AG  ..............................    1,426       200,193
Siemens AG  .................................   11,220       690,592
Thyssen AG  .................................    1,572       346,993
Viag AG  ....................................      599       278,164
                                                         -----------
                                                           5,675,509
                                                         -----------
Hong Kong 3.5%
Beijing Enterprises Holdings Ltd.   .........   70,200       234,711
Cheung Kong Infrastructure Holdings Ltd.  ...   75,400       195,046
China Resources Enterprise Ltd.  ............   97,000       265,977
Citic Pacific Ltd.   ........................   54,000       258,423
First Tractor Co. Cl. H*   ..................  332,000       257,647
Hutchison Whampoa ...........................   47,000       325,228
Johnson Electric Holdings Ltd.   ............   26,000        70,957
New World Development Co. Ltd.   ............   40,000       140,723
Shanghai Industrial Holdings Ltd.   .........   60,000       266,960
Television Broadcasts Ltd. ..................   60,000       166,850
                                                         -----------
                                                           2,182,522
                                                         -----------
Indonesia 0.2%
PT Indah Kiat Pulp & Paper Corp. ............  357,000       136,165
                                                         -----------
Italy 4.4%
Assic Generali ..............................   14,716       329,002
Credito Italiano  ...........................  200,904       535,783
ENI SPA  ....................................   82,869       465,985
La Rinascente SPA ...........................   40,842       302,757
Mediaset SPA   ..............................   66,470       301,530
Montedison SPA ..............................  374,167       303,665
Telecom Italia SPA   ........................   75,499       473,151
                                                         -----------
                                                           2,711,873
                                                         -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                             Value
                                               Shares       (Note 1)
--------------------------------------------------------------------
Japan 16.5%
Alps Electric Co. ...........................   42,000   $   471,126
Amada Co.   .................................   49,000       260,573
Gunze Ltd.  .................................  105,000       309,722
Hitachi Ltd.   ..............................   76,000       584,130
Hitachi Zosen Corp.  ........................   94,000       206,980
Ines Corp.  .................................   18,000       255,754
Intec Inc.  .................................   29,000       274,699
Izumiya Co. Ltd.  ...........................   35,000       287,910
Matsushita Electric Industrial Co. Ltd.   ...   28,000       469,962
Mitsubishi Estate Co. Ltd. ..................   57,000       719,900
Mitsubishi Oil Co. Ltd. .....................  105,000       307,977
Mitsubishi Paper Mills  .....................  140,000       371,084
Nintendo Co. Ltd. ...........................   11,100       959,202
Nippon Light Metal Co. Ltd.   ...............  192,000       445,102
Nippon Sheet Glass Co. Ltd.   ...............  149,000       351,608
Nippon Steel Corp.   ........................  140,000       288,492
Nissan Fire & Marine Insurance   ............   97,250       399,990
Nomura Securities ...........................   46,000       535,106
Sankyo Seiki Manufacturing Co. Ltd. .........   36,000       272,206
Seino Transportation ........................   21,000       181,471
Shima Seiki Manufacturing Co. ...............    5,200       211,716
Shimano Inc.   ..............................   15,000       305,359
Sumitomo Special Metals .....................   20,000       382,218
Tokyo Nissan Auto Sales Co. Ltd. ............   19,000        53,677
Tokyo Steel Manufacturing  ..................   73,000       515,579
Tomy Co. Ltd.  ..............................   16,000       210,054
Toyo Ink Manufacturing Co. ..................   84,000       249,871
Yamanouchi Pharmaceutical Co. ...............   15,000       368,924
                                                         -----------
                                                          10,250,392
                                                         -----------
Korea 1.5%
Housing & Commercial Bank GDR[dbldag]  ......   14,400       124,200
LG Electronics Inc. GDR[dbldag]  ............  109,000       283,400
SK Telecom Co. Ltd. ADR .....................   47,000       246,750
Samsung Electronics Ltd. GDR[dbldag]   ......   27,200       275,400
                                                         -----------
                                                             929,750
                                                         -----------
Luxembourg 0.3%
Arbed SA ....................................    1,356       171,453
                                                         -----------
Mexico 0.7%
Cemex SA ADR   ..............................   14,900       129,533
Grupo Television SA de CV GDR ...............    4,700       145,700
Grupo Carso SA de CV ........................   24,400       154,519
                                                         -----------
                                                             429,752
                                                         -----------

--------------------------------------------------------------------
                                                             Value
                                               Shares       (Note 1)
--------------------------------------------------------------------
Netherlands 3.8%
Akzo Nobel NV  ..............................    1,648   $   290,384
ING Groep NV   ..............................    9,758       409,620
Kon Ptt  ....................................    7,664       292,901
Koninklijke KNP BT NV   .....................   10,300       234,489
Philips Electronics NV  .....................    3,514       275,111
Royal Dutch Petroleum Co.  ..................   16,653       880,898
                                                         -----------
                                                           2,383,403
                                                         -----------
Norway 0.8%
Fred Olsen Energy ASA   .....................    5,200       131,166
Schibsted ASA  ..............................   10,650       199,953
Smedvig ASA .................................    6,400       193,539
                                                         -----------
                                                             524,658
                                                         -----------
Portugal 1.5%
Banco Commercial Portugues ..................    8,100       164,902
Cimpor-Cimentos de Portugal SA   ............    6,920       175,115
Elecricidade de Portugal SA   ...............   11,400       200,318
Portugal Telecom SA  ........................    9,000       369,264
                                                         -----------
                                                             909,599
                                                         -----------
Singapore 1.3%
City Development Ltd.   .....................   37,000       155,048
Development Bank of Singapore Ltd.  .........   25,000       233,333
Sing Technologies Automotive Ltd.   .........   72,000       211,200
Singapore Airlines Ltd. .....................   29,100       218,019
                                                         -----------
                                                             817,600
                                                         -----------
Spain 3.5%
Acerinox SA .................................    1,490       222,573
Banco Bilbao Vizcaya ........................   13,286       355,280
Banco Popular Espagnol SA  ..................    3,768       222,500
Endesa SA   .................................   12,135       228,569
Fomento de Construcciones y Contratas SA  ...    5,580       203,300
Repsol SA   .................................    6,369       267,071
Tabacalera SA CI. A  ........................    4,430       319,148
Telefonica de Espagna   .....................   11,860       323,669
                                                         -----------
                                                           2,142,110
                                                         -----------
Sweden 3.3%
Autoliv AB ADR ..............................    8,680       348,248
Electrolux AB CI. B  ........................    4,720       390,713
L.M. Ericsson Telephone Co. Cl. B   .........    3,540       155,970
Mo Och Domsjo AB CI. B  .....................    9,140       247,723
Pricer AB CI. B   ...........................    5,800       134,741
Skandia Foersaekrings AB   ..................    6,224       290,845
Svenska Handelsbank AB  .....................    7,831       247,793
Volvo AB CI. B ..............................    8,300       217,199
                                                         -----------
                                                           2,033,232
                                                         -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                             Value
                                               Shares       (Note 1)
--------------------------------------------------------------------
Switzerland 5.7%
CS Holding AG  ..............................    2,030   $    285,962
Holderbank Financiere Glarus AG  ............      207        166,605
Nestle SA   .................................      465        655,201
Novartis AG .................................      642      1,005,467
Roche Holding AG  ...........................       93        817,258
Schweiz Bankverein AG   .....................    1,111        298,726
Zurich Versicherun AG   .....................      723        298,443
                                                         ------------
                                                            3,527,662
                                                         ------------
United Kingdom 19.8%
Ashurst Technology Ltd.+   ..................  250,000        133,040
Bass PLC ....................................   16,300        226,436
BAT Industries PLC   ........................  115,400      1,009,689
BG PLC   ....................................   61,000        268,138
Billiton PLC   ..............................   61,792        179,093
British Biotech PLC  ........................   70,000        122,140
British Petroleum Co. PLC  ..................   90,000      1,322,739
British Telecom PLC  ........................   39,000        296,408
Burmah Castrol PLC   ........................   11,500        197,765
Commercial Union PLC ........................   27,500        387,560
Enterprise Oil PLC   ........................   20,200        225,711
Glaxo Wellcome PLC   ........................   51,000      1,093,524
Granada Group PLC ...........................   17,500        241,344
Great University Stores PLC   ...............   34,000        403,013
Guinness PLC   ..............................   60,000        536,545
Halifax PLC .................................   44,000        498,292
J. Sainsbury PLC  ...........................   50,000        417,341
Land Securities PLC  ........................   17,000        285,218
Lloyds TSB Group PLC ........................   65,000        812,451
Marks & Spencer PLC  ........................   45,000        456,768
Morgan Crucible Co.  ........................   31,000        252,250
Northern Foods PLC   ........................   62,000        239,247
P & O PLC   .................................   34,000        393,600
Rolls Royce PLC   ...........................   61,000        219,014
Royal Bank Scotland Group PLC ...............   48,100        510,023
Smiths Industries PLC   .....................   11,100        161,089
Unilever PLC   ..............................  131,000        975,847
United Utilities PLC ........................   16,500        201,670
Wolseley PLC   ..............................   21,000        175,019
                                                         ------------
                                                           12,240,974
                                                         ------------
Total Common Stocks (Cost $56,013,112)  ............       57,880,335
                                                         ------------


--------------------------------------------------------------------
                                                             Value
                                               Shares       (Note 1)
--------------------------------------------------------------------
EQUITY-RELATED SECURITIES 0.3%
Upton & Southern Holdings PLC Cv. Pfd. ......  115,207   $   180,725
                                                         -----------
Total Equity-Related Securities (Cost $178,174) .......      180,725
                                                         -----------
Total Investments (Cost $56,191,286)--93.7% ...........   58,061,060
Cash and Other Assets, Less Liabilities--6.3%  ........    3,897,407
                                                         -----------
Net Assets--100.0%  ...................................  $61,958,467
                                                         ===========
Federal Income Tax Information:
At October 31, 1997, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $56,848,513 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an
  excess of value over tax cost ....................... $  6,143,305
Aggregate gross unrealized depreciation for all
  investments in which there is an
  excess of tax cost over value .......................   (4,930,758)
                                                         -----------
                                                         $ 1,212,547
                                                         ===========

-------------------------------------
* Nonincome-producing securities.

  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

+ Security determined to be illiquid by the Directors.

[dbldag] Security restricted as to public resale. At October 31, 1997, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities at October 31, 1997 were $1,360,583 and $683,000 (1.10% of net assets), respectively.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------
October 31, 1997

Assets
Investments, at value (Cost $56,191,286) (Note 1)  ............    $ 58,061,060
Foreign currency, at value (Cost $366,124)   ..................         380,095
Cash  .........................................................       1,818,347
Receivable for securities sold   ..............................       4,442,975
Receivable for fund shares sold  ..............................          61,756
Dividends and interest receivable   ...........................         122,129
Foreign tax receivable  .......................................          86,041
Receivable from Distributor (Note 3)   ........................          18,818
                                                                   ------------
                                                                     64,991,221
Liabilities
Payable for securities purchased ..............................       2,184,822
Payable for fund shares redeemed ..............................         306,448
Accrued transfer agent and shareholder services
  (Note 2)  ...................................................         122,933
Accrued management fee (Note 2)  ..............................          58,431
Accrued distribution and service fees (Note 5)  ...............          28,500
Accrued directors' fees (Note 2) ..............................          50,982
Other accrued expenses  .......................................         280,638
                                                                   ------------
                                                                      3,032,754
                                                                   ------------
Net Assets                                                         $ 61,958,467
                                                                   ============
Net Assets consist of:
 Unrealized appreciation of investments and foreign
   currency ...................................................    $  1,889,375
 Accumulated net realized loss on investments and
   foreign currency  ..........................................      (1,634,055)
 Shares of beneficial interest   ..............................      61,703,147
                                                                   ------------
                                                                   $ 61,958,467
                                                                   ============
Net Asset Value and redemption price per share of
  Class A shares ($16,346,321 [divided by] 1,735,776 shares of
  beneficial interest)  .......................................           $9.42
                                                                          =====
Maximum Offering Price per share of Class A shares
  ($9.42 [divided by] .955)   .................................           $9.86
                                                                          =====
Net Asset Value and offering price per share of Class B shares
  ($21,913,638 [divided by] 2,392,283 shares of
  beneficial interest)* .......................................           $9.16
                                                                          =====
Net Asset Value and offering price per share of Class C shares
  ($2,468,566 [divided by] 269,592 shares of
  beneficial interest)* .......................................           $9.16
                                                                          =====
Net Asset Value, offering price and redemption price per share of Class S shares ($21,229,942 [divided by]
  2,231,528 shares of beneficial interest)   ..................           $9.51
                                                                          =====

-------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

-------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------
For the year ended October 31, 1997

Investment Income
Dividends, net of foreign taxes of $181,669   ............    $1,241,357
Interest, net of foreign taxes of $48   ..................        19,467
                                                              ----------
                                                               1,260,824
Expenses
Management fee (Note 2)  .................................       701,440
Transfer agent and shareholder services (Note 2) .........       319,083
Custodian fee   ..........................................       311,928
Reports to shareholders  .................................       133,841
Audit fee ................................................        47,110
Registration fees  .......................................         2,679
Service fee-Class A (Note 5)   ...........................        48,442
Distribution and service fees-Class B (Note 5)   .........       263,930
Distribution and service fees-Class C (Note 5)   .........        38,073
Amortization of organization costs (Note 1)   ............         2,697
Legal fees   .............................................         3,816
Directors' fees (Note 2) .................................        15,483
Miscellaneous   ..........................................        14,500
                                                              ----------
                                                               1,903,022
Expenses borne by the Distributor (Note 3) ...............      (335,089)
                                                              ----------
                                                               1,567,933
                                                              ----------
Net investment loss   ....................................      (307,109)
                                                              ----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency
Net realized gain on investments (Notes 1 and 4) .........       305,259
Net realized loss on foreign currency (Note 1)   .........       (59,507)
                                                              ----------
  Total net realized gain   ..............................       245,752
                                                              ----------
Net unrealized appreciation of investments ...............     2,101,520
Net unrealized appreciation of foreign currency  .........         4,759
                                                              ----------
  Total net unrealized appreciation  .....................     2,106,279
                                                              ----------
Net gain on investments and foreign currency  ............     2,352,031
                                                              ----------
Net increase in net assets resulting from operations   ...    $2,044,922
                                                              ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------

                                        Years ended October 31
                                   -------------------------------
                                      1996              1997
------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss ............   $  (592,238)      $    (307,109)
Net realized gain (loss) on
  investments and foreign
  currency .....................    (2,377,922)            245,752
Net unrealized appreciation of
  investments and foreign
  currency .....................     1,601,264           2,106,279
                                   -----------       -------------
Net increase (decrease)
  resulting from operations  ...    (1,368,896)          2,044,922
                                   -----------       -------------
Net decrease from fund share
  transactions (Note 6)   ......    (6,239,509)        (22,146,754)
                                   -----------       -------------
Total decrease in net assets ...    (7,608,405)        (20,101,832)
Net Assets
Beginning of year   ............    89,668,704          82,060,299
                                   -----------       -------------
End of year   ..................   $82,060,299       $  61,958,467
                                   ===========       =============

-------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------
October 31, 1997

Note 1
State Street Research International Equity Fund (the "Fund"), is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. The Fund is presently the only active series of Portfolios, although the Directors have the authority to create an unlimited number of series.

The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies. Non-U.S. companies for these purposes are companies domiciled outside the United States.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Investment Manager") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation
Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1997, the Fund had a capital loss carryforward of $1,280,650 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2004.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Fund and the Investment Manager, a wholly owned, indirect subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.95% of the Fund's average daily net assets. The Investment Manager has entered into a Sub-Investment Management Agreement with GFM International Investors Limited (the "Sub-Investment Manager"), an affiliate of the Investment Manager and a substantially wholly owned, indirect subsidiary of Metropolitan, pursuant to which the Sub-Investment Manager has assumed the overall responsibility for managing the investments of the Fund. During the year ended October 31, 1997, the Fund paid the Investment Manager $701,440 in management fees. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Fund's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $134,963.

The fees of the Directors not currently affiliated with the Investment Manager amounted to $15,483 during the year ended October 31, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $335,089.

Note 4
For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $125,535,559 and $149,423,412, respectively.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5
Portfolios has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1997, fees pursuant to such plan amounted to $48,442, $263,930 and $38,073 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $6,794 and $28,707, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $76,885 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $117,824 and $619 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 6
The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares.

Share transactions were as follows:


                                                          Years ended October 31
                                  -------------------------------------------------------------------
                                                 1996                                1997
                                  ----------------------------------   ------------------------------
Class A                              Shares            Amount             Shares            Amount
-----------------------------------------------------------------------------------------------------
Shares sold  ..................      1,219,188       $  11,886,027          394,891      $  3,901,312
Shares repurchased ............     (1,339,064)        (12,879,562)        (948,477)       (9,228,795)
                                    ----------       -------------         --------      ------------
Net decrease ..................       (119,876)      $    (993,535)        (553,586)     $ (5,327,483)
                                    ==========       =============         ========      ============
Class B                               Shares             Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------
Shares sold  ..................      1,649,800       $  15,674,421          618,239      $  5,987,370
Shares repurchased ............     (1,439,371)        (13,641,573)      (1,431,021)      (13,575,005)
                                    ----------       -------------       ----------      ------------
Net increase (decrease)  ......        210,429       $   2,032,848         (812,782)     $ (7,587,635)
                                    ==========       =============       ==========      ============
Class C (Formerly Class D)            Shares             Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------
Shares sold  ..................        377,202       $   3,629,056          105,782      $  1,002,139
Shares repurchased ............       (403,584)         (3,757,456)        (425,536)       (4,046,600)
                                    ----------       -------------       ----------      ------------
Net decrease ..................        (26,382)      $    (128,400)        (319,754)     $ (3,044,461)
                                    ==========       =============       ==========      ============
Class S (Formerly Class C)            Shares             Amount            Shares            Amount
-----------------------------------------------------------------------------------------------------
Shares sold  ..................        945,704       $   9,234,435          858,029      $  8,508,109
Shares repurchased ............     (1,687,889)        (16,384,857)      (1,493,530)      (14,695,284)
                                    ----------       -------------       ----------      ------------
Net decrease ..................       (742,185)      $  (7,150,422)        (635,501)     $ (6,187,175)
                                    ==========       =============       ==========      ============

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                  Class A
                                                            --------------------------------------------------
                                                                           Years ended October 31
                                                            --------------------------------------------------
                                                                1994(2)         1995(1)    1996(1)     1997(1)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           10.54           10.98       9.34       9.22
                                                                 -----          ------     -------    -------
 Net investment loss ($)*                                        (0.04)          (0.08)     (0.04)     (0.02)
 Net realized and unrealized gain (loss) on
  investments and foreign currency ($)                            0.48           (1.04)     (0.08)      0.22
                                                                 -----          ------     -------    -------
Total from investment operations ($)                              0.44           (1.12)     (0.12)      0.20
                                                                 -----          ------     -------    -------
 Distribution from net realized gains ($)                           --           (0.52)        --         --
                                                                 -----          ------     -------    -------
Total distributions ($)                                             --           (0.52)        --         --
                                                                 -----          ------     -------    -------
Net asset value, end of year ($)                                 10.98            9.34       9.22       9.42
                                                                 =====          ======     ========   =======
Total return(3) (%)                                               4.17(4)       (10.38)     (1.28)      2.17
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         22,579          22,497     21,116     16,346
Ratio of operating expenses to average net assets (%)*            1.90(5)         1.90       1.90       1.90
Ratio of net investment loss to average net assets (%)*          (0.87)(5)       (0.82)     (0.37)     (0.18)
Portfolio turnover rate (%)                                      80.60          100.68     132.36     174.69
Average commission rate ($)(6)                                      --              --     0.0069     0.0140
*Reflects voluntary assumption of fees or expenses
 per share in each year ($) (Note 3)                              0.03            0.06       0.05       0.04

                                                                                  Class B
                                                            --------------------------------------------------
                                                                           Years ended October 31
                                                            --------------------------------------------------
                                                                1994(2)         1995(1)    1996(1)     1997(1)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                          10.54        10.93          9.22        9.04
                                                                -----        ------       -------     ------
 Net investment loss ($)*                                       (0.06)       (0.15)        (0.11)      (0.09)
 Net realized and unrealized gain (loss)
  on investments and foreign currency ($)                        0.45        (1.04)        (0.07)       0.21
                                                                -----        -----        ------      ------
Total from investment operations ($)                             0.39        (1.19)        (0.18)       0.12
                                                                -----        -----        ------      ------
 Distribution from net realized gains ($)                          --        (0.52)           --          --
                                                                -----        -----        ------      ------
Total distributions ($)                                            --        (0.52)           --          --
                                                                -----        -----        ------      ------
Net asset value, end of year ($)                                10.93         9.22          9.04        9.16
                                                                =====        ======       ======      ======
Total return(3) (%)                                              3.70(4)    (11.09)        (1.95)       1.33
Ratios/supplemental data:
Net assets at end of year ($ thousands)                        18,904       27,614        28,971      21,914
Ratio of operating expenses to average net assets (%)*           2.65(5)      2.65          2.65        2.65
Ratio of net investment loss to average net assets (%)*         (1.61)(5)    (1.54)        (1.13)      (0.94)
Portfolio turnover rate (%)                                     80.60       100.68        132.36      174.69
Average commission rate ($)(6)                                     --           --        0.0069      0.0140
*Reflects voluntary assumption of fees or
 expenses per share in each year ($) (Note 3)                    0.03         0.06          0.05        0.04

--------------------------------------------------------------------------------
(1) Per share figures have been calculated using the average shares method.
(2) March 1, 1994 (commencement of share class designations) to October 31,
    1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                           Class C (Formerly Class D)
                                                            --------------------------------------------------
                                                                           Years ended October 31
                                                            --------------------------------------------------
                                                                1994(2)       1995(1)     1996(1)     1997(1)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                           10.54        10.93          9.22        9.03
                                                                 -----       ------       --------     ------
 Net investment loss ($)*                                        (0.07)       (0.15)         (0.11)     (0.09)
 Net realized and unrealized gain (loss) on investments
  and foreign currency ($)                                        0.46        (1.04)         (0.08)      0.22
                                                                 -----       ------       --------     ------
Total from investment operations ($)                              0.39        (1.19)         (0.19)      0.13
                                                                 -----       ------       --------     ------
 Distribution from net realized gains ($)                           --        (0.52)            --         --
                                                                 -----       ------       --------     ------
Total distributions ($)                                             --        (0.52)            --         --
                                                                 -----       ------       --------     ------
Net asset value, end of year ($)                                 10.93         9.22           9.03       9.16
                                                                 =====       ======       ========     ======
Total return(3) (%)                                               3.70(4)    (11.09)         (2.06)      1.44
Ratios/supplemental data:
Net assets at end of year ($ thousands)                          2,134        5,674          5,324      2,469
Ratio of operating expenses to average net assets (%)*            2.65(5)      2.65           2.65       2.65
Ratio of net investment loss to average net assets (%)*          (1.62)(5)    (1.55)         (1.10)     (0.97)
Portfolio turnover rate (%)                                      80.60       100.68         132.36     174.69
Average commission rate ($)(6)                                      --           --         0.0069     0.0140
*Reflects voluntary assumption of fees or expenses per
share in each year ($) (Note 3)                                   0.03         0.06           0.05       0.04


                                                                             Class S (Formerly Class C)
                                                           ---------------------------------------------------------------
                                                                               Years ended October 31
                                                           ---------------------------------------------------------------
                                                             1993         1994       1995(1)        1996(1)       1997(1)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                        6.50         9.56         11.01         9.39          9.29
                                                            ------        -----        ------       -------       -------
 Net investment income (loss) ($)*                           (0.02)       (0.07)        (0.05)       (0.02)         0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency ($)                                    3.17         2.09         (1.05)       (0.08)         0.21
                                                            ------        -----        ------       -------       -------
Total from investment operations ($)                          3.15         2.02         (1.10)       (0.10)         0.22
                                                            ------        -----        ------       -------       -------
 Dividends from net investment income ($)                    (0.04)       (0.05)           --           --            --
 Distributions from net realized gains ($)                   (0.05)       (0.52)        (0.52)          --            --
                                                            ------        -----        ------       -------       -------
Total distributions ($)                                      (0.09)       (0.57)        (0.52)          --            --
                                                            ------        -----        ------       -------       -------
Net asset value, end of year ($)                              9.56        11.01          9.39         9.29          9.51
                                                            ======        =====        ======       =======       =======
Total return(3) (%)                                          48.95        22.73        (10.16)       (1.06)         2.37
Ratios/supplemental data:
Net assets at end of year ($ thousands)                     27,767       54,631        33,883       26,649        21,230
Ratio of operating expenses to average net assets (%)*        1.65         1.65          1.65         1.65          1.65
Ratio of net investment income (loss) to average net
 assets (%)*                                                 (0.37)       (0.75)        (0.51)       (0.16)         0.06
Portfolio turnover rate (%)                                 116.12        80.60        100.68       132.36        174.69
Average commission rate ($)(6)                                  --           --            --       0.0069        0.0140
*Reflects voluntary assumption of fees or expenses per
share in each year ($) (Note 3)                               0.08         0.05          0.06         0.05          0.04

--------------------------------------------------------------------------------
(1) Per share figures have been calculated using the average shares method.
(2) March 1, 1994 (commencement of share class designations) to October 31,
    1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Directors of State Street
Research Portfolios, Inc. and the Shareholders of
State Street Research International Equity Fund



We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the five year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Boston, Massachusetts
December 15, 1997

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Foreign stocks trailed U.S. stocks for the third consecutive year. Continental Europe had several strong performing markets; Japan has been weak; and Southeast Asia fell sharply near the end of the period.

International Equity Class A shares returned 2.17% for the 12 months ended October 31, 1997 [without sales charge]. The Fund underperformed the average international fund, which was up 10.39%, according to Lipper Analytical Services. It also lagged the Morgan Stanley Capital International EAFE Index, which gained 4.63% for the year.

The Fund's performance was hurt by underexposure to consumer stocks and overexposure to materials stocks in Continental Europe. In general, a significant underweighting in Japan helped the Fund, although large, blue chip Japanese exporters did well as American investors began to seek opportunities outside its borders. Finally, the Fund's investments in emerging markets brought the Fund down relative to its peers and its benchmark as Southeast Asian markets fell sharply near the end of the period.

The managers sold off poor-performing materials stocks in Continental Europe and further reduced the Fund's exposure to Japan during the year. In Europe, investments are concentrated in the peripheral markets of Austria, Italy, Spain, Sweden and Portugal, which stand to benefit from declining interest rates spurred by convergence toward a common currency. In Asia, assets in Malaysia were liquidated and remaining investments are concentrated in Singapore and Hong Kong.


October 31, 1997


The Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly-used measure of international stock market performance. The index is unmanaged and does not take sales charges into account. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past perform-ance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Perform-ance for a class includes periods prior to the adoption of class designations. Perform-ance prior to March 1, 1994, does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "C" shares, which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. Performance results for the Fund are increased by the investment manager's voluntary reduction of fees and expenses; without subsidization, performance would have been lower.

                           Change In Value Of $10,000
                Based On The Morgan Stanley EAFE Index Compared
                   To Change In Value of $10,000 Invested In
                           International Equity Fund

[PLOT POINTS]

              Class A Shares

        Average Annual Total Return
--------------------------------------------
1 Year          5 Years         Life of Fund
--------------------------------------------
-2.43%          +9.38%            +5.67%
--------------------------------------------

9550    10000
8389    8845
12430   12158
15213   13385
13635   13335
13460   14732
13752   15414


               Class B Shares

        Average Annual Total Return
--------------------------------------------
1 Year          5 Years         Life of Fund
--------------------------------------------
-3.67%          +9.50%            +6.00%
--------------------------------------------

10000   10000
8784    8845
13015   12158
15858   13385
14098   13335
13623   14732
14007   15414

              Class C Shares

        Average Annual Total Return
--------------------------------------------
1 Year          5 Years         Life of Fund
--------------------------------------------
+0.44%          +9.78%            +6.00%
--------------------------------------------

10000   10000
8784    8845
13015   12158
15858   13385
14098   13335
13808   14732
14007   15414

               Class S Shares

        Average Annual Total Return
--------------------------------------------
1 Year          5 Years         Life of Fund
--------------------------------------------
+2.37%          +10.60%            +6.68%
--------------------------------------------

10000   10000
8784    8845
13015   12158
15974   13385
14351   13335
14198   14732
14534   15414

-----------------------------------------------------------------
____ International Equity Fund    ---- Morgan Stanley EAFE Index
-----------------------------------------------------------------

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND DIRECTORS OF STATE STREET RESEARCH PORTFOLIOS,
INC.
--------------------------------------------------------------------------------

Fund Information

State Street Research
International Equity Fund
One Financial Center
Boston, MA 02111

Investment Manager
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Sub-Investment Manager
GFM International
Investors Limited
5 Upper St. Martins Lane
London, WC2H 9EA
England

Shareholder Services
State Street Research
Service Center
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Steven J. Brunnock
Justin T. Donegan
Simon H. Holdsworth
John H. Kallis
Rosamunde M. Price
Nicholas Sanjana
Thomas A. Shively
Ian R. Vose
James M. Weiss
Vice President

Gerard P. Maus
Treasurer

Robert G. Barrett
Joseph W. Canavan
Gerald R. Grace
Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Christopher P. Nicholas
Assistant Secretary


Directors

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial
Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive Vice
President, Chief Operating
Officer and Director,
Hewlett-Packard Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

[BACKCOVER]

State Street Research International Equity Fund
One Financial Center
Boston, MA 02111

       Bulk Rate
      U.S. Postage
          PAID
      Randolph, MA
     Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032
Write us at:
        State Street Research
        Service Center
        P.O. Box 8408
        Boston, MA 02266-8408
E-Mail us at:
        info@ssrfunds.com

[STATE STREET RESEARCH LOGO]

This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research International Equity Fund prospectus. When used after December 31, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4489-971223(0199)SSR-LD                       IE-905D-1297IBSRN